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                                                                    Exhibit 10.1

                        RETIREMENT PLAN FOR DIRECTORS OF
                               H.B. FULLER COMPANY
                                  1994 REVISION
                         Third Declaration of Amendment
                         ------------------------------

Pursuant to Section 9 of the Retirement Plan for Directors of H.B. Fuller Company--1994 Revision, the Company hereby amends the Plan as follows:

         1. The last sentence of Section 4 is amended, and an additional sentence is added at the end of Section 4, to read as follows:

         "The present value of a Director's installment payments will be determined by discounting the payments at a rate equal to the rate of interest on 30-year U.S. Treasury securities, as determined by the Internal Revenue Service pursuant to Notice 2002-26 or any successor thereto, for the second month preceding the month in which the installment payments described in this section would otherwise begin. A lump sum amount will not be recalculated or otherwise adjusted by reason of any election by the Administrator to delay the payment thereof."

         2. Section 5(e) of the Plan is amended in its entirety, to read as follows:

         "(e) Present Value The present value of installment payments will be determined by discounting the payments at a rate equal to the rate of interest on 30-year U.S. Treasury securities, as determined by the Internal Revenue Service pursuant to Notice 2002-26 or any successor thereto, for the second month preceding the month in which the lump sum payment is made."

This amendment shall be effective as of the date of this instrument, and it shall apply to all eligible Directors whose benefit payments had not commenced on that date.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 19th day of April, 2002.

                                        H.B. FULLER COMPANY



                                        /s/ Albert P.L. Stroucken
                                        ---------------------------------------
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                        /s/ Lee R. Mitau
                                        --------------------------------------
                                        Chairman, Compensation Committee